UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2018 (January 18, 2018)

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

477 S. Rosemary Ave.  Ste. 219

West Palm Beach, Florida 33401

  (Address of Principal Executive Office) (Zip Code)

(561) 465-0030

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Explanatory Note

As previously reported, on January 18, 2018, Forward Industries, Inc. (the “Company”), entered into a Stock Purchase Agreement by and among the Company, Intelligent Product Solutions Inc. (“IPS”), the holders of all of the common stock of IPS and Mitchell Maiman.

This Amendment No. 1 on Form 8-K/A amends the initial Form 8-K filed on January 18, 2018, to include the financial information referred to in Item 9.01(a) and (b), below, relating to the acquisition of IPS. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the initial Form 8-K to include previously omitted financial statements and pro forma financial information. The information previously reported in the initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01              Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

-          Audited financial statements of IPS as of and for the years ended September 30, 2017 and 2016.

-          Unaudited financial statements of IPS as of December 31, 2017 and for the three months ended December 31, 2017 and 2016.

(b) Pro Forma Financial Information

-          Unaudited pro forma condensed and combined financial statements as of and for the three months ended December 31, 2017

-          Unaudited pro forma condensed and combined statement of operations for the year ended September 30, 2017.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1        Consent of CohnReznick LLP relating to the audited financial statements of Intelligent Product Solutions Inc. as of and for the years ended September 30, 2017 and 2016.

99. 1       The audited financial statements of IPS as of and for the years ended September 30, 2017 and 2016 and the unaudited financial statements as of December 31, 2017 and for the 3 months ended December 31, 2017 and 2016.

99.2        The unaudited pro forma condensed and combined financial statements as of and for the three months ended December 31, 2017 and the unaudited pro forma condensed and combined financial statement for the year ended September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: April 5, 2018	By:	/s/ Michael Matte
Name: Michael Matte
Title: Chief Financial Officer